August 29, 2003

                     DREYFUS PREMIER EMERGING MARKETS FUND
                (A SERIES OF DREYFUS INTERNATIONAL FUNDS, INC.)

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 15, 2002

      THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE PROSPECTUS SUPPLEMENT DATED JUNE 3, 2003.

      The fund closed to new investors as of the close of business on August 29, 2003 (the "Closing Date"). Shareholders of the fund at that time may continue to buy shares in existing accounts. Shareholders whose accounts have a zero balance on or after the Closing Date will be prohibited from reactivating the account or opening a new account. Investors who did not own shares of the fund at the Closing Date generally will not be allowed to buy shares of the fund, except that new accounts may be established by participants in most group employer retirement plans (and their successor plans) and by most wrap accounts, if the fund has been established as an investment option under the plans or by the wrap accounts, as applicable, before the Closing Date. Financial institutions maintaining omnibus accounts with the fund may not accept purchase orders from new investors after the closing date. Investors may be required to demonstrate eligibility to buy shares of the fund before an investment is accepted after the Closing Date. The board reserves the right to reopen the fund to new investors after the Closing Date, should circumstances change.

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